INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
INCOME TAXES
INCOME TAXES

5. INCOME TAXES

The Company accounts for income taxes in accordance with the liability method of accounting. Deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax basis of assets and liabilities, and net operating loss carryforwards (“NOLs”), using the enacted tax rates. Deferred income tax expense or benefit is based on changes in the asset or liability from period to period. The Company did not record a provision or benefit for federal, state or foreign income taxes for the nine months ended September 30, 2024 or 2023 because the Company has experienced losses on a tax basis since inception. Management has provided a full allowance against the value of its gross deferred tax assets in light of the continuing losses and uncertainty associated with the utilization of the NOLs in the future.

The Company also accounts for the uncertainty in income taxes related to the recognition and measurement of a tax position taken or expected to be taken in an income tax return. The Company follows the applicable accounting guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition related to the uncertainty in income tax positions. No uncertain tax positions have been identified.

8. INCOME TAXES

	2023	2022

Tax provision (benefit)
Current
Federal	$—	$—
State	(60,000)	(60,000)
Total current	(60,000)	(60,000)

Deferred
Federal	(12,233,641)	(7,800,350)
State	(2,764,638)	(2,633,146)
Total deferred	(14,998,279)	(10,433,496)

Change in valuation allowance	14,998,279	10,433,496
Total	$(60,000)	$(60,000)

Deferred tax assets consisted of the following as of December 31:

	2023	2022

Deferred tax assets
Federal net operating loss	$39,914,591	$35,958,687
Federal research and development tax credit carryforwards	15,868,907	11,484,209
State net operating losses and tax credit carryforwards	7,626,490	6,186,679
Capitalized research and development expenses	20,203,493	15,820,893
Stock-based compensation expense	3,710,609	3,186,702
Other	754,180	443,693
Total deferred tax assets	88,078,270	73,080,863

Deferred tax liabilities
Depreciable assets	(156,626)	(157,498)
Total deferred tax liabilities	(156,626)	(157,498)

Net deferred tax assets	87,921,644	72,923,365
Less- valuation allowance	(87,921,644)	(72,923,365)
Total deferred tax assets	$—	$—

A reconciliation of income taxes computed using the U.S. federal statutory rate to that reflected in operations is as follows:

	Year ended December 31,
	2023	2022
Income tax benefit using U.S. federal statutory rate	21.00%	21.00%
State income taxes	6.92%	8.42%
Permanent nondeductible items	(0.28)%	(0.01)%
Federal tax credits	9.95%	5.92%
Change in valuation allowance	(35.48)%	(32.76)%
Warrant cost	(2.11)%	(2.10)%
Other	0.14%	(0.29)%
Total	0.14%	0.18%

As of December 31, 2023, the Company had federal net operating loss (NOL) carryforwards of approximately $110,069,000 generated as of December 31, 2017, and NOL carryforwards of approximately $80,001,000 after December 31, 2017. Federal NOLs generated as of December 31, 2017, will expire in 2023 through 2037, while NOLs generated during 2018 and later will be carried forward indefinitely until utilized. As of December 31, 2023, the Company had state NOL carryforwards of approximately $97,080,000. State NOL carryforwards will expire in 2029 through 2043.

As of December 31, 2023, the Company had federal research and development (R&D) and orphan drug credit carryforwards of approximately $15,869,000 which will expire in 2024 through 2042. As of December 31, 2023, the Company also had state credit carryforwards of approximately $1,045,000 which will expire in 2025 through 2038.

The Company had federal NOLs and R&D credit carryforwards of $502,000 and $13,000, respectively, that expired in 2023.

The NOL, R&D and orphan drug credit carryforwards may have, or may become subject to, an annual limitation in the event of certain cumulative changes in the ownership interest of significant stockholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, as well as similar state tax provisions. This could limit the amount of NOLs that the Company can utilize annually to offset future taxable income or tax liabilities. The amount of the annual limitation, if any, will be determined based on the value of the Company immediately prior to an ownership change. Subsequent ownership changes may further affect the limitation in future years. If and when the Company utilizes the NOL carryforwards in a future period, it will perform an analysis to determine the effect, if any, of these loss limitation rules on the NOL carryforward balances.

The Company has evaluated the available evidence supporting the realization of its deferred tax assets, including the amount and timing of future taxable income, and has determined that it is more likely than not that its net deferred tax assets will not be realized. As a result of uncertainties surrounding the realization of the deferred tax assets, the Company maintains a full valuation allowance against all of its net deferred tax assets. When the Company determines that it will be able to realize some portion or all of its deferred tax assets, an adjustment to the valuation allowance on its deferred tax assets would have the effect of increasing net income in the period such determination is made.

The Company did not have unrecognized tax benefits or accrued interest and penalties at any time during the years ended December 31, 2023 or 2022, and does not anticipate having unrecognized tax benefits over the next twelve months. The Company is subject to audit by the Internal Revenue Service and state taxing authorities for tax periods commencing January 1, 2018, as a result of its NOLs. However, any adjustment related to these periods would be limited to the amount of the NOL generated in the year(s) under examination.